Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Shianyun Group Corp., Ltd.(the “Company”) on Form 10-K/Amendment No.1  for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report’), I, Lin Deng, Vice President of Accounting/ Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date:  January 27, 2014

/s/   Lin Deng
Lin Deng
Chief Financial Officer